 AAM/Phocas Real Estate Fund

Class A (Ticker Symbol: APRAX)

Class C (Ticker Symbol: APRCX)

Class I (Ticker Symbol: APRIX)

A series of Investment Managers Series Trust

Supplement dated December 28, 2018, to the

Prospectus dated August 1, 2018.

Effective immediately, the first paragraph under the “Large Order Net Asset Value Purchase Privilege” section is replaced with the following:

There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $1 million or more, but a CDSC of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 18 months of the date of purchase. From its own profits and resources, the Advisor may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A Shares of the Fund, in accordance with the following fee schedule: 1.00% on amounts less than $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Please see Appendix A for a list of authorized dealers that have these arrangements. If a dealer is not listed in Appendix A, such dealer has agreed to waive its receipt of the finder’s fee described above, and the CDSC on Class A shares generally will be waived.

Effective immediately, the following is added to Appendix A to the Prospectus:

Large Order Net Asset Value Purchase Privilege – Authorized Dealers

From its own profits and resources, the Advisor may pay a finder’s fee to the following authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund:

Charles Schwab & Co

Merrill Lynch, Pierce, Fenner, & Smith

Morgan Stanley Smith Barney

Pershing LLC

Sigma Planning Corp (NFS)

TD Ameritrade Clearing, Inc.

UBS Financial Services, Inc.

Stifel Nicolaus

Please file this Supplement with your records.